Exhibit 32
CERTIFICATIONS
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Myers Industries, Inc. (the Company) on Form 10-Q for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John C. Orr, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and to my knowledge:
(1) The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2007 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John C. Orr
John C. Orr, President and
Chief Executive Officer Dated: May 10, 2007

     In connection with the Quarterly Report of Myers Industries, Inc. (the Company) on Form 10-Q for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Donald A. Merril, Vice President (Chief Financial Officer) and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and to my knowledge:
(1) The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2007 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald A. Merril
Donald A. Merril, Vice President,
Chief Financial Officer and Secretary Dated: May 10, 2007